SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2006

ASIAMART, INC.

(Exact name of registrant as specified in Charter)

Delaware	000-30292	88-0405437
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Room 1508 Peninsula Square

18 Sung On Street

Hunghom, Kowloon, Hong Kong

(Address of Principal Executive Offices)

(852) 3580-8805

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is filed as an amendment to the current report on Form 8-K filed on June 28, 2006. The purpose of this Amendment No. 1 to our current report of Form 8-K is to file certain exhibits with respect to which confidential treatment was previously requested by the Registrant, which exhibits have been revised in response to comments from the staff of the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.3	Rental Agreement commencing February 15, 2004 by and between Good Merit International Enterprise Limited and Allied Fine Development Limited (English Translation)*

10.4	Duty Free Cooperation Agreement commencing September 2004 by and between Good Merit International Enterprise Ltd. and Manigood International Industrial Limited (English Translation)*

*	Certain portions of this agreement are subject to a request for confidential treatment submitted to the Securities and Exchange Commission on June 26, 2006, as amended on December 22, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ASIAMART, INC.

By:	/s/ Alex Yue
Alex Yue
Chief Executive Officer

Dated: January 4, 2007

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